FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 28, 1997
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




   0-18294                         California                       94-3087630
-------------                   ---------------                   --------------
(Registration                   (State or Other                   (IRS Employer
    File                        Jurisdiction of                   Identification
   Number)                       Incorporation)                       Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage, and ultimately sell income-producing real properties and investments in securities. In the normal course of its business, the registrant sold the Clute, Texas Stop N Go store on February 28, 1997, the Sealy, Texas Stop N Go store on March 5, 1997, and the Dallas, Texas Stop N Go store on March 12, 1997, all leased to National Convenience Stores.

TERMS OF ORIGINAL ACQUISITION

On November 30, 1989 the Registrant acquired Stop N Go store #3583 in Clute, Texas for $439,000, including acquisition fees and other miscellaneous closing costs. On the same date the Registrant acquired Stop N Go store #3571 in Sealy, Texas for $365,000, including acquisition fees and other miscellaneous closing costs. On the same date the Registrant acquired Stop N Go store #655 in Dallas, Texas for $767,000, including acquisition fees and other miscellaneous closing costs.

TERMS OF DISPOSITION AND FINANCING

The Registrant sold the Clute Stop N Go on February 28, 1997. The net sales price was $264,000. After payment of estimated expenses of sale, the proceeds to the Registrant are approximately $235,000. The Registrant sold the Sealy Stop N Go on March 5, 1997. The net sales price was $265,000. After payment of estimated expenses of sale, the proceeds to the Registrant are approximately $237,000. The Registrant sold the Dallas Stop N Go on March 12, 1997. The net sales price was $1,392,000. After payment of estimated expenses of sale, the proceeds to the Registrant are approximately $1,290,000.

CARRYING AMOUNT AT DATE OF SALE

For the Clute property, at the date of sale, the carrying amount of the land and improvements and deferred rental income receivable was approximately $373,000 for financial statement purposes. The carrying amount of the land and improvements was approximately $377,000 for tax reporting purposes. For the Sealy property, at the date of sale, the carrying amount of the land and improvements and deferred rental income receivable was approximately $303,000 for financial statement purposes. The carrying amount of the land and improvements was approximately $306,000 for tax reporting purposes. For the Dallas property, at the date of sale, the carrying amount of the land and improvements and deferred rental income receivable was approximately $715,000 for financial statement purposes. The carrying amount of the land and improvements was approximately $689,000 for tax reporting purposes.

GAIN (LOSS) ON SALE

Under the accrual method of accounting, the estimated loss to be recognized in the first quarter of 1997 from the sale of the Clute property is approximately $138,000. Under the tax method of accounting, the estimated loss is approximately $142,000. Under the accrual method of accounting, the estimated loss to be recognized in the first quarter of 1997 from the sale of the Sealy property is approximately $66,000. Under the tax method of accounting, the estimated loss is approximately $69,000. Under the accrual method of accounting, the estimated gain to be recognized in the first quarter of 1997 from the sale of the Dallas property is approximately $575,000. Under the tax method of accounting, the estimated gain is approximately $601,000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial statements
         Not applicable.

(b)      Pro Forma Financial Information
         Not applicable.

(c)      Exhibits.
         Upon their receipt, Registrant will amend its Form 8-K to include the disposition documents for the Clute, Sealy, and Dallas Stop N Go stores.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               METRIC INCOME TRUST SERIES, INC.,
                                                        a California Corporation


                                               By:      /s/ Margot M. Giusti
                                                        ------------------------
                                                        Margot M. Giusti
                                                        Chief Financial Officer


                                               Date:    March 14, 1997
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